Exhibit 10.3
AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT
AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT, dated as of June 11, 2009 (this “Amendment No. 1”), by and among Wachovia Bank, National Association, a national banking association, in its capacity as administrative agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), certain of the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), Associated Materials, LLC (“Associated”), Gentek Building Products, Inc. and Gentek Building Products Limited, each individually a “Borrower” and collectively, “Borrowers”) and Associated Materials Holdings, LLC, Alside, Inc. and Gentek Holdings, LLC (each individually a “Guarantor” and collectively, “Guarantors”).
W I T N E S S E T H:
WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated October 3, 2008, by and among Agent, Lenders, Borrowers and Guarantors (as the same now exists and is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other Loan Documents;
WHEREAS, Associated desires to (i) issue new subordinated notes in an aggregate principal amount of $20,000,000 and (ii) loan certain funds to its indirect, 100% parent company AMH Holdings II, Inc. (“AMH II”) to finance, among other things, the retirement of certain existing debt of AMH II and AMH Holdings, LLC;
WHEREAS, Borrowers, Guarantors, Agent and the Required Lenders have agreed to amend certain provisions of the Loan Agreement to reflect the foregoing transactions, on the terms and subject to the conditions set forth herein; and
WHEREAS, by this Amendment No. 1, Agent, Required Lenders, Borrowers and Guarantors desire and intend to evidence such amendments;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.	Definitions.
(a) Additional Definitions.
(i) As used herein or in the Loan Agreement or any of the other Loan Documents, the term “Amendment No. 1” shall mean Amendment No. 1 to Loan and Security Agreement by and among Agent, Required Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, and the Loan Agreement and the other Loan Documents shall be deemed and are hereby amended to include, in addition and not in limitation, such definition.
(ii) The following new definitions are added to Section 1 of the Loan Agreement:

“AMH II Intercompany Loans” shall mean, collectively, the subordinated intercompany loans from Associated to AMH II in a maximum aggregate original principal amount of $33,000,000, due on May 1, 2015, accruing interest at a rate of 3% per annum, payable only “in kind” by the addition to principal of such loans, pursuant to the AMH II Loan Agreement, as the same now exist and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced; individually, each, an “AMH II Intercompany Loan”.
“AMI New Notes” shall mean, collectively, the new subordinated notes, in an aggregate original principal amount of $20,000,000 issued by Associated to the holders of the Holdings II Notes; individually, each, an “AMI New Note”.
“AMH II Loan Agreement” shall mean the Loan Agreement, dated as of the date of Amendment No.1, between Associated and AMH II, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
2.	Amendment to Definitions.
(a) The definition of “Consolidated EBITDA” in Section 1.57 of the Loan Agreement is amended by deleting clause (xiv) thereof in its entirety and substituting the following therefor:
“(xiv) nonrecurring gains, losses and charges; provided, that, such nonrecurring gains, losses and charges shall not exceed $2,500,000 (exclusive of up to an additional $5,000,000 of nonrecurring losses and charges, to the extent actually incurred, with respect to the making of the AMH II Intercompany Loans, the issuance of the AMI New Notes and the transactions related thereto), during any period of twelve (12) consecutive months and such amount is identified in the public filings of Parent or its Affiliates and consistent with the historical practices of Borrowers and Guarantors”.
(b) The definition of “Permitted Investments” in Section 1.153 of the Loan Agreement is amended by deleting clause (o) thereof in its entirety and substituting the following therefor:
“(o) the AMH II Intercompany Loans made in accordance with the AMH II Loan Agreement as in effect on the date of Amendment No. 1, provided that such loans are made on or prior to July 15, 2009;”.

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2.	Acknowledgment of Permitted Debt. The parties hereto acknowledge that the AMI New Notes are permitted pursuant to Section 10.3(f) of the Loan Agreement (subject to the Borrowers’ representation in Section 4(d) of this Amendment and subject to Agent’s confirmation that the requirements of subclauses (i) and (ii) of such Section 10.3(f) are satisfied, which confirmation Agent hereby gives) and further acknowledge for purposes of subclause (iv) of Section 10.3(f), that the proceeds of the AMI New Notes will be applied by Agent to the Obligations in such order and manner as it may elect (but not be held as cash collateral therefor); provided that it is agreed that the AMI New Notes are only approved pursuant to Section 10.2(f) of the Loan Agreement to the extent they are issued on or prior to July 15, 2009. Borrowers and Guarantors shall not, directly or indirectly, redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, except as permitted by Section 10.9(e) of the Loan Agreement.
3.	Amendment to Affiliate Transactions Covenant. Section 10.06 of the Loan Agreement is amended by deleting “and” at the end of clause (f) thereof, deleting “.” at the end of clause (g) thereof, substituting “; and” therefor and adding the following new clause (h):
“(h) the AMH II Intercompany Loans made in accordance with the AMH II Loan Agreement as in effect on the date of Amendment No. 1.”
4.	Representations and Warranties. Borrowers and Guarantors represent and warrant to Agent, Lenders and Issuing Bank the following:
(a) no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 1;
(b) this Amendment No. 1 and each other agreement to be executed and delivered by Borrowers and Guarantors in connection herewith has been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective equity holders and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;
(c) the execution, delivery and performance of this Amendment No. 1 (i) are all within each Borrower’s and Guarantor’s corporate, limited partnership or limited liability company powers and (ii) are not in contravention of applicable law in any material respect or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation, by laws, limited partnership agreement, operating agreement, or other organizational documentation, or any material indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound;
(d) the issuance and sale of the AMI New Notes is being effected pursuant to and in accordance with the terms of Section 10.3(f) of the Loan Agreement and satisfies each of the requirements of such Section in all respects (subject to Agent’s confirmation, pursuant to Section 2 of this Amendment, that the requirements of subclauses (i) and (ii) of such Section 10.3(f) are satisfied); and

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(e) all of the representations and warranties set forth in the Loan Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.
5.	Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of the following conditions:
(a) the receipt by Agent of counterparts of this Amendment No. 1, duly authorized, executed and delivered by Borrowers, Guarantors and Required Lenders;
(b) the receipt by Agent of true, complete and correct copies of each of the AMH II Loan Agreement, the form of indenture and the form of note for the AMI New Notes, and all agreements and instruments to be executed and/or delivered in connection with the foregoing that it shall reasonably request (it being understood and agreed that Agent shall have the right to consent to any changes to the form of indenture or note for the AMI New Notes after the date of effectiveness of this Amendment to the extent such changes could reasonably be expected to affect the rights or interests of Agent or Lenders).
(c) the receipt by Agent of the amendment fee referred to in Section 6 hereof in accordance therewith; and
(d) as of the date of this Amendment No. 1 and after giving effect hereto, no Default or Event of Default shall exist or have occurred and be continuing.
6.	Amendment Fee. In consideration of the amendments set forth herein, Borrowers shall on the date hereof pay to Agent, for the benefit of each Lender party hereto which consents to this Amendment on or prior to the close of business at 5:00 p.m. EDT on June 11, 2009, a fee in the amount of 37.5 basis points on the amount of such Lender’s Commitment, or Agent, at its option, may charge the account(s) of Borrowers maintained by Agent the amount of such fee, which fee is earned as of the effective date of this Amendment and shall constitute part of the Obligations.
7.	Effect of this Amendment. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers and Guarantors shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 1 or with respect to the subject matter of this Amendment No. 1. To the extent of any conflict between the terms of this Amendment No. 1 and the other Loan Documents, the terms of this Amendment No. 1 shall control. The Loan Agreement and this Amendment No. 1 shall be read and construed as one agreement.

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8.	Governing Law. The validity, interpretation and enforcement of this Amendment No. 1 and any dispute arising out of the relationship among the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
9.	Binding Effect. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
10.	Entire Agreement. This Amendment No. 1 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
11.	Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 1.
12.	Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 1. Any party delivering an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 1, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 1.
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IN WITNESS WHEREOF, Agent, Lenders, Borrowers and Guarantors have caused these presents to be duly executed as of the day and year first above written.

US BORROWERS: ASSOCIATED MATERIALS, LLC GENTEK BUILDING PRODUCTS, INC.
By:	/s/ Cynthia L. Sobe
	Name:	Cynthia L. Sobe
	Title:	Vice President — Chief Financial Officer, Treasurer and Secretary

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CANADIAN BORROWER: GENTEK BUILDING PRODUCTS LIMITED
By:	/s/ Cynthia L. Sobe
	Name:	Cynthia L. Sobe
	Title:	Vice President — Chief Financial Officer, Treasurer and Secretary

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GUARANTORS: ASSOCIATED MATERIALS HOLDINGS, LLC
By:	/s/ Cynthia L. Sobe
	Name:	Cynthia L. Sobe
	Title:	Vice President — Chief Financial Officer, Treasurer and Secretary

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GENTEK HOLDINGS, LLC
By:	/s/ Cynthia L. Sobe
	Name:	Cynthia L. Sobe
	Title:	Vice President — Chief Financial Officer, Treasurer and Secretary

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ALSIDE, INC.
By:	/s/ Cynthia L. Sobe
	Name:	Cynthia L. Sobe
	Title:	Vice President — Chief Financial Officer, Treasurer and Secretary

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ADMINISTRATIVE AGENT: WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Dan Denton
	Name:	Dan Denton
	Title:	Director

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LENDERS: CIT BANK
By:	/s/ Daniel Burnett
	Name:	Daniel Burnett
	Title:	Authorized Signatory

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LENDERS (continued): CIT BUSINESS CREDIT CANADA, INC.
By:	/s/ James Bruce
	Name:	James Bruce
	Title:	Vice President

/s/ Donald Rogers
Donald Rogers
Senior Vice President

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LENDERS (continued): FIFTH THIRD BANK
By:	/s/ Roy C. Lanctot
	Name:	Roy C. Lanctot
	Title:	Vice President

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LENDERS (continued): NATIONAL CITY BUSINESS CREDIT, INC.
By:	/s/ Todd W. Milenius
	Name:	Todd W. Milenius
	Title:	Vice-President

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LENDERS (continued): PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Eric L. Moore
	Name:	Eric L. Moore
	Title:	V.P.

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LENDERS (continued): SUNTRUST BANK
By:	/s/ Brian R. O’Fallon
	Name:	Brian R. O’Fallon
	Title:	Director

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LENDERS (continued): WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Dan Denton
	Name:	Dan Denton
	Title:	Director

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LENDERS (continued): WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)
By:	/s/ Raymond Eghobamien
	Name:	Raymond Eghobamien
	Title:	Vice President Wachovia Capital Finance Corporation (Canada)